UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(972) 437-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 22, 2012, Freddy Holder gave notice of his resignation as the Chief Financial Officer of Vertical Computer Systems, Inc. (the “Company”), which was effective at the close of business on August 22, 2012. Mr. Holder did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, and Mr. Holder did not furnish a letter to the Company with respect to any such disagreement. Mr. Holder will continue to provide accounting services to the Company and Now Solutions, on a part-time basis, in exchange for remuneration.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	None

(b)	None

(c)	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL COMPUTER SYSTEMS, INC.

Dated: August 27, 2011	By:	/s/ Richard Wade
Richard Wade
President and Chief Executive Officer